UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2010

Raj Ventures, Inc.
(Exact name of Registrant as Specified in its Charter)

Florida	0-53878	27-1116025
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

9040 Town Center Parkway
Bradenton, Florida  34202
(Address of Principal Executive Offices including Zip Code)

(949) 673-7091
(Registrant’s Telephone Number, including Area Code)

1560 Calais Drive
Miami, Florida  33141
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On April 12, 2010, Willowhuasca Wellness, Inc., a Florida corporation (the “Seller”), completed the sale of 3,000,000 shares of common stock of Raj Ventures, Inc., a Florida corporation (the “Company”), to Raj Ventures Funding, Inc., a Florida corporation (the “Purchaser”).  The sale resulted in the transfer of 100 percent of the issued and outstanding capital stock of the Company to the Purchaser, which resulted in a change in control of the Company.  In connection with this transaction, the Company entered into a definitive stock purchase agreement with the Seller and the Purchaser, which has been included as an exhibit to this report on Form 8-K.  The description of the material terms of the aforementioned stock purchase agreement included in Items 5.01 and 5.02 of this Form 8-K is incorporated by reference into this Item.

Item 5.01                      Changes in Control of Registrant

On April 12, 2010, the Seller consummated the sale of 3,000,000 shares of common stock of the Company to the Purchaser for an aggregate purchase price of $15,000, which constituted 100 percent of the issued and outstanding shares of common stock of the Company.  Following the stock purchase transaction, the Purchaser owned a 100 percent controlling interest in the Company.  The consideration necessary to complete the stock purchase transaction was provided to Purchaser from Charles J. Scimeca.  Mr. Scimeca is the president, secretary and treasurer and sole director of the Purchaser and thus maintains sole voting and investment control with respect to the shares of common stock of the Company held by the Purchaser.  Mr. Scimeca is also the newly appointed President, Secretary and Treasurer and sole director of the Company.

Except as modified by the statements contained in this report, the statements and information included in the Company’s Amendment No. 1 to Form 10 General Form for Registration of Securities filed with the Securities and Exchange Commission on February 23, 2010, are incorporated by reference into this Item.

Item 5.02                      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As set forth in the definitive stock purchase agreement, Colleen Foyo, the President, Secretary and Treasurer and sole director of the Company, resigned on April 12, 2010, and Charles J. Scimeca replaced such person, as the President, Secretary and Treasurer and sole director of the Company.  Mr. Scimeca will serve as the President, Secretary and Treasurer of the Company until his successor is duly elected or qualified, and serve his term as director ending on the date of the next annual meeting of the shareholders of the Company, or until his successor is duly elected or qualified.  The Company does not presently anticipate entering into an employment agreement with Mr. Scimeca.  Ms. Foyo has stated in her resignation letter dated April 12, 2010, that her resignation does not in any way imply or infer any dispute or disagreement relating to the Company’s operations, policies or practices.

Item 9.01                     Exhibits

The following Exhibits are filed herein:

Exhibits

Exhibit 10.1	Share Purchase Agreement dated April 12, 2010 by and among Raj Ventures, Inc., Willowhuasca Wellness, Inc., as seller, and Raj Ventures Funding, Inc., as buyer

Exhibit 99.1	Letter of resignation – Colleen Foyo

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAJ VENTURES, INC.

Dated: April 12, 2010	By:	/s/ Charles J. Scimeca
Charles J. Scimeca
President, Secretary and Treasurer

Raj Ventures, Inc.

Index to Exhibits

Exhibit Number                      Description

Exhibit 10.1	Share Purchase Agreement dated April 12, 2010 by and among Raj Ventures, Inc., Willowhuasca Wellness, Inc., as seller, and Raj Ventures Funding, Inc., as buyer

Exhibit 99.1	Letter of resignation – Colleen Foyo